UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

RS Investment Trust

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RS Investment/WO#19984: TOUCH-TONE TELEPHONE VOTING SCRIPT

“RS SMALLER COMPANY GROWTH FUND”

EXPECTED MAIL DATE: XX/XX/2009

MEETING DATE: June 5, 2009

TEST CONTROL NUMBER (s): 984 99999 001 001

TEST SECURITY CODE: 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:

“Welcome! Please enter the 14 digit number located in the shaded box on your voting instruction card.”

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Meeting of Shareholders of the RS Smaller Company Growth Fund”

“Proposal 1:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”     “To cancel your vote, press 2.”     “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”     “To cancel your vote, press 2.”     “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”     “To enter another vote, press 1 now.”     “To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”     “To enter another vote, press 1 now.”     “To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Computershare proxydirect

Mark All ➡	Board Recommended		
Mark All ➡	For	Against	Abstain

Proposals

1	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of RS Smaller Company Growth Fund, a series of RS Investment Trust (the "Trust"), to RS Emerging Growth Fund*, another series of the Trust, in exchange for shares of RS Emerging Growth Fund and the assumption by RS Emerging Growth Fund of all the liablilities of RS Smaller Company Growth Fund, and the distribution of such shares to the shareholders of RS Smaller Company Growth Fund in complete liquidation of RS Smaller Company Growth Fund, all as described in the Proxy/Prospectus Statement. *Effective May 1, 2009, RS Emerging Growth Fund will be renamed RS Small Cap Growth Fund	**Fund Specific Vote**
	RS Smaller Company Growth Fund	○ For ○ Against ○ Abstain

If you have questions regarding the voting process, please call **(631)231-7900.**

Cancel Vote & Exit | Submit Vote

Contact Us · Security · Privacy Policy · Help ·

© 2009 - Computershare. All Rights Reserved.